CERTIFICATE | Nº | For ________ Shares

Issued to ______________________________

______________________________

Dated ______________________, ________

Received Certificate No. ______
For ______________ Shares
on ______________, _____

______________________________

From whom transferred

______________________________

Dated ______________________, ______

| No. Original Certificate | No. of Original Shares | No. of Shares Transferred |
|---|---|---|
| | | |

| No. | INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA | SHARES |
|---|---|---|

SEE REVERSE SIDE FOR RESTRICTIVE LEGEND

**mBeach Software, Inc**

**TOTAL AUTHORIZED CAPITAL STOCK CONSISTS OF**
**250,000,000 Shares of Common Stock ($.0001 par value)**

**COMMON STOCK**

**This is to Certify that** ______________________________ **is the owner of** ______________________________ *fully paid and non-assessable shares of capital stock of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.*

**Witness,** *the seal of the Corporation and the signatures of its duly authorized officers.*

**Dated**

______________________________
SECRETARY

______________________________
PRESIDENT

*The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:*

| | | | |
|---|---|---|---|
| TEN COM | - as tenants in common | UNIF TRANSFERS MIN ACT | - (Custodian) Custodian of (Minor) under Uniform Transfers to Minors Act of State of ____________ |
| TEN ENT | - as tenants by the entireties | | |
| JT TEN | - as joint tenants with right of survivorship and not as tenants in common | | |

Additional abbreviations may also be used though not in above list.

*For value received ________ hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________

______________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

______________________________________________

______________________________________________

______________________________________________ *Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint* ___________

______________________________________________ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* ________________________, __________

______________________________

*In Presence of*

______________________________

*NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPONDE WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVER PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.*